Exhibit 10.6

Execution Version

FIRST AMENDMENT TO THE

REGISTRATION RIGHTS AGREEMENT

This FIRST AMENDMENT (this “Amendment”) to the Registration Rights Agreement (defined below), is dated as of September 28, 2016, and amends the Registration Rights Agreement, dated as of March 29, 2016, among KKR Real Estate Finance Trust Inc., a Maryland corporation (the “Company”), KKR Fund Holdings L.P., an exempted limited partnership formed under the laws of the Cayman Islands (“Fund Holdings”) and the other Investors set forth on the signature pages thereto (the “Registration Rights Agreement”).

BACKGROUND

WHEREAS, the Company and the Investors previously entered into the Registration Rights Agreement, pursuant to which the Company granted the Investors certain registration rights for their respective shares of Common Stock on the terms and conditions set forth therein;

WHEREAS, the Company has determined that it is advisable and in the best interest of the Company and its stockholders to, from time to time, raise equity capital (“Additional Equity Capital Raises”);

WHEREAS, to induce potential investors to participate in such Additional Equity Capital Raises, the Company desires to grant registration rights to the investors and their respective Affiliates relating on the terms and conditions set out in this Amendment and the Registration Rights Agreement;

WHEREAS, the Company has determined that it is advisable and in the best interests of the Company and its stockholders to amend the terms of the Registration Rights Agreement as provided below;

WHEREAS, the Investors party hereto represent Holders (other than Fund Holdings) holding a majority of the outstanding Registerable Securities (the “Consenting Holders”); and

WHEREAS, pursuant to Section 4.3 of the Registration Rights Agreement, the Company, Fund Holdings and the Consenting Holders desire to amend the terms of the Registration Rights Agreement as provided below.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.                                      Definitions.  Unless otherwise defined herein, terms defined in the Registration Rights Agreement and used herein shall have the respective meanings given to them in the Registration Rights Agreement.

2.                                      Addition of Section 4.12.  Article IV of the Registration Rights Agreement is hereby amended by adding a new Section 4.12 thereto to immediately follow Section 4.11 thereof to read as follows:

“Section 4.12 Additional Holders.  Notwithstanding anything herein to the contrary, the Company may from time to time add additional holders of equity of the Company as parties to this Agreement as “Holders” and “Investors” with the consent of Fund Holdings (or any Affiliate thereof to which such rights have been assigned) and without the consent or additional signatures of any other Investors. In order to become a party to this Agreement, such additional party must execute a signature page evidencing such party’s agreement to be bound hereby as an Investor, and upon the Company’s receipt of any such additional holder’s executed signature page hereto, such additional holder shall be deemed to be a party hereto as an “Investor” and a “Holder”  and such additional signature pages shall be a part of this Agreement.”

3.                                      Continuing Effect of the Registration Rights Agreement.  This Amendment shall be construed together with, and as a part of, the Registration Rights Agreement, but shall not constitute an Amendment of any provision of the Registration Rights Agreement not expressly referred to herein.  Except as expressly agreed to hereby, the provisions of the Registration Rights Agreement are and shall remain in full force and effect.

4.                                      Counterparts.  This Amendment may be executed in one or more counterparts, and by different parties on separate counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

5.                                      Governing Law.  This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York consistent with the Registration Rights Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

COMPANY:

KKR REAL ESTATE FINANCE TRUST INC.

By:	/s/ William Miller
Name:	William Miller
Title:	Chief Financial Officer and Treasurer

[Signature Page to First Amendment to Registration Rights Agreement]

FUND HOLDINGS:

KKR FUND HOLDINGS L.P.

By: KKR Fund Holdings GP Limited, its general partner

By:	/s/ William Janetschek
Name:	William Janetschek
Title:	Director

By: KKR Group Holdings L.P., its general partner

By: KKR Group Limited, its general partner

By:	/s/ William Janetschek
Name:	William Janetschek
Title:	Director

[Signature Page to First Amendment to Registration Rights Agreement]